                                                                Exhibit 99(j)(1)

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Lee P. Munder
                                       -----------------------------------------
                                       Lee P. Munder



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Charles W. Elliot, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.


                                       /s/ Charles W. Elliott
                                       -----------------------------------------
                                       Charles W. Elliott



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Joseph E. Champagne
                                       -----------------------------------------
                                       Joseph E. Champagne



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Thomas B. Bender
                                       -----------------------------------------
                                       Thomas B. Bender



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Thomas D. Eckert
                                       -----------------------------------------
                                       Thomas D. Eckert



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ John Rakolta, Jr.
                                       -----------------------------------------
                                       John Rakolta, Jr.



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Terry H. Gardner, MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ David J. Brophy
                                       -----------------------------------------
                                       David J. Brophy



Dated: September 30, 1999

                             St. Clair Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint MaryAnn Shumaker, Jane Kanter and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                       /s/ Terry H. Gardner
                                       -----------------------------------------
                                       Terry H. Gardner



Dated: September 30, 1999